Exhibit 99.6

MA/New England Government Letter

October 31, 2020

Dear (MA & New England elected officials),

Last evening, we announced that we have entered into a definitive merger agreement under which Inspire Brands will acquire Dunkin’ Brands. If consummated, the transaction would create one of the world’s leading quick service restaurant groups. Please click here to read the announcement press release and to learn more about the agreement and about Inspire.

At the close of the transaction, which is expected to be completed by year-end, Dunkin’ and Baskin-Robbins will become privately held subsidiaries of Inspire and will operate as distinct brands within the Inspire portfolio of restaurants. While all the details have not yet been worked out, several things should remain constant:

•

First and most importantly, after the close of the transaction, Dunkin’ and Baskin-Robbins will remain franchised concepts, meaning our restaurants will continue to be owned and operated by independent business owners, who live and work in the communities they serve. These franchisees will continue to create employment opportunities, to contribute to their local tax base, to hire local service providers and to support local non-profit groups – from food banks, to children’s hospitals, to schools and little league teams. Our franchisees are an integral part of their neighborhoods, and that won’t change.

•

Next, Dunkin’ began 70 years ago in Quincy, and while we are now a global brand located in 40 countries, we’re as Boston as the Red Sox. And with more than 2,200 restaurants in New England, we will continue to have a heavy presence here where it all began. We’re wicked proud of that.

•	Finally, our commitment to providing great coffee, beverages and baked goods, served fast and friendly, and at a good value will not waver. We plan to keep New England and America Running on Dunkin’.

Over the past several years, our franchisees, employees and suppliers have worked together to transform Dunkin’ into an ever more modern and relevant brand. I am particularly proud of our actions since March of this year. Throughout COVID-19, we have stood tall. We have had each other’s backs, and our franchises have kept their restaurants open, their crews employed, and their customers served as safely as possible. As a result, we are stronger than ever.

At the close of the transaction, our journey will continue as part of a global multi-brand restaurant group. Inspire is a long-term investor, and we believe it will continue to build on our efforts to supercharge growth for our franchisees and support our guests and communities, while keeping the elements that make our brands so special and beloved by millions worldwide.

As we navigate our path forward, we’re focused on finishing the year strong and will keep you informed on updates as we are able.

Thank you for all you do to serve the [Commonwealth] and for your dedication to making our communities and our country better places for all of us.

Sincerely,

Dave Hoffmann

Dunkin’ Brands CEO

Additional Information and Where to Find It

The tender offer for the outstanding shares of common stock of Dunkin’ Brands described in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Dunkin’ Brands common stock, nor is it a substitute for any tender offer materials that Inspire Brands, Inc., Vale Merger Sub, Inc. or Dunkin’ Brands will file with the U.S. Securities and Exchange Commission (the “SEC”). A solicitation and offer to buy shares of Dunkin’ Brands common stock will be made only pursuant to an offer to purchase and related materials that Inspire Brands, Inc. intends to file with the SEC. At the time the tender offer is commenced, Inspire Brands, Inc. will cause Vale Merger Sub, Inc. to file a tender offer statement on Schedule TO with the SEC, and Dunkin’ Brands will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. DUNKIN’ BRANDS’ STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER TENDER OFFER DOCUMENTS) AND THE RELATED SOLICITATION/ RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 THAT WILL BE FILED BY DUNKIN’ BRANDS WITH THE SEC, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO THAT SHOULD BE READY CAREFULLY. Both the tender offer statement and the solicitation/recommendation statement will be made available at no charge on the SEC’s website: www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and certain other tender offer documents (once they become available) will be mailed to Dunkin’ Brands stockholders free of charge and additional copies may be obtained free of charge, by contacting Dunkin’ Brands Investor Relations either by telephone at 781-737-3200 or by e-mail at Investor.Relations@DunkinBrands.com or on Dunkin’ Brands’ website at www.dunkinbrands.com. In addition to the offer to purchase, the related letter of transmittal and certain other documents, as well as the solicitation/recommendation statement, Dunkin’ Brands files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s filings with the SEC are available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Dunkin’ Brands at www.dunkinbrands.com.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements and projections within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Generally, these statements may be identified by the use of words such as “expect,” “intend,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words and include, among other things, statements about the potential benefits of the proposed transaction, the prospective performance and outlook of the surviving company’s business, performance and opportunities, the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction. Forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions, estimates and projections concerning future events and do not constitute guarantees of future performance. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. In particular, some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements include, among others: (i) uncertainties as to the timing and expected financing of the tender offer; (ii) the risk that the proposed transaction may not be completed, or if it is completed, that it will close in a timely manner; (iii) the possibility that competing offers or acquisition proposals for Dunkin’ Brands will be made; (iv) uncertainty surrounding how many of Dunkin’ Brands’ stockholders will tender their shares in the tender offer; (v) the possibility that any or all of the various conditions to the consummation of the tender offer may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (vi) the possibility of business disruptions due to transaction-related uncertainty and the response of business partners to the announcement, including franchisees and licensees; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) Inspire Brands, Inc.’s ability to realize the synergies contemplated by the proposed transaction and integrate the business of the company; (x) Inspire Brands, Inc.’s level of leverage and debt, including covenants that restrict the operation of its business; (xi) Inspire Brands, Inc.’s ability to service outstanding debt or obtain additional financing; and (xii) other factors as set forth from time to time in Dunkin’ Brands’ filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as the tender offer statement, solicitation/recommendation statement and other tender offer documents that will be filed by Inspire Brands, Inc. and Dunkin’ Brands, as applicable. The actual financial impact of the transaction may differ from the expected financial impact described in this report. Therefore, you should not place undue reliance on such forward-looking statements. All forward-looking statements are based on information available to management on the date of this communication, and we assume no obligation to, and expressly disclaim any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Cuomo/Northeast Government Letter

October 31, 2020

Dear (Governor Cuomo/NE Government elected officials),

Last evening, we announced that we have entered into a definitive merger agreement under which Inspire Brands will acquire Dunkin’ Brands. If consummated, the transaction would create one of the world’s leading quick service restaurant groups. Please click here to read the announcement press release and to learn more about the agreement and about Inspire.

At the close of the transaction, which is expected to be completed by year-end, Dunkin’ and Baskin-Robbins will become privately held subsidiaries of Inspire and will operate as distinct brands within the Inspire portfolio of restaurants. While all the details have not yet been worked out, several things will remain constant:

•

First and most importantly, after the close of the transaction, Dunkin’ and Baskin-Robbins will remain franchised concepts, meaning our restaurants will continue to be owned and operated by independent business owners, who live and work in the communities they serve. These franchisees will continue to create employment opportunities, to contribute to their local tax base, to hire local service providers and to support local non-profit groups – from food banks, to children’s hospitals, to schools and little league teams. Our franchisees are an integral part of their neighborhoods, and that won’t change.

•

Next, Dunkin’ began 70 years ago in Quincy, Massachusetts, and while we are now a global brand located in 40 countries, our heritage is in the Northeast. And with more than 5,000 restaurants in this part of the country, we will continue to have a heavy presence here where it all began.

•	Finally, our commitment to providing great coffee, beverages and baked goods, served fast and friendly, and at a good value will not waver. We plan to keep New York and America Running on Dunkin’.

Over the past several years, our franchisees, employees and suppliers have worked together to transform Dunkin’ into an ever more modern and relevant brand. I am particularly proud of our actions since March of this year. Throughout COVID-19, we have stood tall. We have had each other’s backs, and our franchises have kept their restaurants open, their crews employed, and their customers served as safely as possible. As a result, we are stronger than ever.

At the close of the transaction, our journey will continue as part of a global multi-brand restaurant group. Inspire is a long-term investor, and we believe it will continue to build on our efforts to supercharge growth for our franchisees and support our guests and communities, while keeping the elements that make our brands so special and beloved by millions worldwide.

As we navigate our path forward, we’re focused on finishing the year strong and will keep you informed on updates as we are able.

Thank you for all you do to serve the citizens of [New York] and for your dedication to making our communities and our country better places for all of us.

Sincerely,

Dave Hoffmann

Dunkin’ Brands CEO

Additional Information and Where to Find It

The tender offer for the outstanding shares of common stock of Dunkin’ Brands described in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Dunkin’ Brands common stock, nor is it a substitute for any tender offer materials that Inspire Brands, Inc., Vale Merger Sub, Inc. or Dunkin’ Brands will file with the U.S. Securities and Exchange Commission (the “SEC”). A solicitation and offer to buy shares of Dunkin’ Brands common stock will be made only pursuant to an offer to purchase and related materials that Inspire Brands, Inc. intends to file with the SEC. At the time the tender offer is commenced, Inspire Brands, Inc. will cause Vale Merger Sub, Inc. to file a tender offer statement on Schedule TO with the SEC, and Dunkin’ Brands will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. DUNKIN’ BRANDS’ STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER TENDER OFFER DOCUMENTS) AND THE RELATED SOLICITATION/ RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 THAT WILL BE FILED BY DUNKIN’ BRANDS WITH THE SEC, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO THAT SHOULD BE READY CAREFULLY. Both the tender offer statement and the solicitation/recommendation statement will be made available at no charge on the SEC’s website: www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and certain other tender offer documents (once they become available) will be mailed to Dunkin’ Brands stockholders free of charge and additional copies may be obtained free of charge, by contacting Dunkin’ Brands Investor Relations either by telephone at 781-737-3200 or by e-mail at Investor.Relations@DunkinBrands.com or on Dunkin’ Brands’ website at www.dunkinbrands.com. In addition to the offer to purchase, the related letter of transmittal and certain other documents, as well as the solicitation/recommendation statement, Dunkin’ Brands files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s filings with the SEC are available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Dunkin’ Brands at www.dunkinbrands.com.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements and projections within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Generally, these statements may be identified by the use of words such as “expect,” “intend,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words and include, among other things, statements about the potential benefits of the proposed transaction, the prospective performance and outlook of the surviving company’s business, performance and opportunities, the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction. Forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions, estimates and projections concerning future events and do not constitute guarantees of future performance. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. In particular, some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements include, among others: (i) uncertainties as to the timing and expected financing of the tender offer; (ii) the risk that the proposed transaction may not be completed, or if it is completed, that it will close in a timely manner; (iii) the possibility that competing offers or acquisition proposals for Dunkin’ Brands will be made; (iv) uncertainty surrounding how many of Dunkin’ Brands’ stockholders will tender their shares in the tender offer; (v) the possibility that any or all of the various conditions to the consummation of the tender offer may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (vi) the possibility of business disruptions due to transaction-related uncertainty and the response of business partners to the announcement, including franchisees and licensees; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) Inspire Brands, Inc.’s ability to realize the synergies contemplated by the proposed transaction and integrate the business of the company; (x) Inspire Brands, Inc.’s level of leverage and debt, including covenants that restrict the operation of its business; (xi) Inspire Brands, Inc.’s ability to service outstanding debt or obtain additional financing; and (xii) other factors as set forth from time to time in Dunkin’ Brands’ filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as the tender offer statement, solicitation/recommendation statement and other tender offer documents that will be filed by Inspire Brands, Inc. and Dunkin’ Brands, as applicable. The actual financial impact of the transaction may differ from the expected financial impact described in this report. Therefore, you should not place undue reliance on such forward-looking statements. All forward-looking statements are based on information available to management on the date of this communication, and we assume no obligation to, and expressly disclaim any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Trade Associations/Chambers of Commerce in the Northeast

October 31, 2020

Dear (NORTHEAST TRADE ASSOCIATIONS & CHAMBERS OF COMMERCE)

Last evening, we announced that we have entered into a definitive merger agreement under which Inspire Brands will acquire Dunkin’ Brands. If consummated the transaction would create one of the world’s leading quick service restaurant groups. Please click here to read the announcement press release and to learn more about the agreement and about Inspire.

At the close of the transaction, which is expected to be completed by year-end, Dunkin’ and Baskin-Robbins will become privately held subsidiaries of Inspire and will operate as distinct brands within the Inspire portfolio of restaurants. While all the details have not yet been worked out, several things should remain constant:

•

First and most importantly, after the close of the transaction, Dunkin’ and Baskin-Robbins will remain franchised concepts, meaning our restaurants will continue to be owned and operated by independent business owners, who live and work in the communities they serve. These franchisees will continue to create employment opportunities, to contribute to their local tax base, to hire local service providers and to support local non-profit groups – from food banks, to children’s hospitals, to schools and little league teams. Our franchisees are an integral part of their neighborhoods, and that won’t change.

•

Next, Dunkin’ began 70 years ago in Quincy, and while we are now a global brand located in 40 countries, we’re as Boston as the Red Sox. And with more than 5,000 restaurants in the Northeast, we will continue to have a heavy presence here where it all began.

•	Finally, our commitment to providing great coffee, beverages and baked goods, served fast and friendly, and at a good value will not waver. We plan to keep America Running on Dunkin’.

Over the past several years, our franchisees, employees and suppliers have worked together to transform Dunkin’ into an ever more modern and relevant brand. I am particularly proud of our actions since March of this year. Throughout COVID-19, we have stood tall. We have had each other’s backs, and our franchises have kept their restaurants open, their crews employed, and their customers served as safely as possible. As a result, we are stronger than ever.

At the close of the transaction, our journey will continue as part of a global multi-brand restaurant group. Inspire is a long-term investor and we believe it will continue to build on our efforts to supercharge growth for our franchisees and support our guests and communities, while keeping the elements that make our brands so special and beloved by millions worldwide.

As we navigate our path forward, we’re focused on finishing the year strong and will keep you informed on updates as we are able.

Thank you for all you do to serve [our industry (for trade associations)/ the business community (for chambers of commerce].

Sincerely,

Dave Hoffmann

Dunkin’ Brands CEO

Additional Information and Where to Find It

The tender offer for the outstanding shares of common stock of Dunkin’ Brands described in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Dunkin’ Brands common stock, nor is it a substitute for any tender offer materials that Inspire Brands, Inc., Vale Merger Sub, Inc. or Dunkin’ Brands will file with the U.S. Securities and Exchange Commission (the “SEC”). A solicitation and offer to buy shares of Dunkin’ Brands common stock will be made only pursuant to an offer to purchase and related materials that Inspire Brands, Inc. intends to file with the SEC. At the time the tender offer is commenced, Inspire Brands, Inc. will cause Vale Merger Sub, Inc. to file a tender offer statement on Schedule TO with the SEC, and Dunkin’ Brands will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. DUNKIN’ BRANDS’ STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER TENDER OFFER DOCUMENTS) AND THE RELATED SOLICITATION/ RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 THAT WILL BE FILED BY DUNKIN’ BRANDS WITH THE SEC, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO THAT SHOULD BE READY CAREFULLY. Both the tender offer statement and the solicitation/recommendation statement will be made available at no charge on the SEC’s website: www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and certain other tender offer documents (once they become available) will be mailed to Dunkin’ Brands stockholders free of charge and additional copies may be obtained free of charge, by contacting Dunkin’ Brands Investor Relations either by telephone at 781-737-3200 or by e-mail at Investor.Relations@DunkinBrands.com or on Dunkin’ Brands’ website at www.dunkinbrands.com. In addition to the offer to purchase, the related letter of transmittal and certain other documents, as well as the solicitation/recommendation statement, Dunkin’ Brands files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s filings with the SEC are available to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Dunkin’ Brands at www.dunkinbrands.com.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements and projections within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Generally, these statements may be identified by the use of words such as “expect,” “intend,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words and include, among other things, statements about the potential benefits of the proposed transaction, the prospective performance and outlook of the surviving company’s business, performance and opportunities, the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction. Forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions, estimates and projections concerning future events and do not constitute guarantees of future performance. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other important factors, many of which are outside management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. In particular, some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements include, among others: (i) uncertainties as to the timing and expected financing of the tender offer; (ii) the risk that the proposed transaction may not be completed, or if it is completed, that it will close in a timely manner; (iii) the possibility that competing offers or acquisition proposals for Dunkin’ Brands will be made; (iv) uncertainty surrounding how many of Dunkin’ Brands’ stockholders will tender their shares in the tender offer; (v) the possibility that any or all of the various conditions to the consummation of the tender offer may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (vi) the possibility of business disruptions due to transaction-related uncertainty and the response of business partners to the announcement, including franchisees and licensees; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) Inspire Brands, Inc.’s ability to realize the synergies contemplated by the proposed transaction and integrate the business of the company; (x) Inspire Brands, Inc.’s level of leverage and debt, including covenants that restrict the operation of its business; (xi) Inspire Brands, Inc.’s ability to service outstanding debt or obtain additional financing; and (xii) other factors as set forth from time to time in Dunkin’ Brands’ filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as the tender offer statement, solicitation/recommendation statement and other tender offer documents that will be filed by Inspire Brands, Inc. and Dunkin’ Brands, as applicable. The actual financial impact of the transaction may differ from the expected financial impact described in this report. Therefore, you should not place undue reliance on such forward-looking statements. All forward-looking statements are based on information available to management on the date of this communication, and we assume no obligation to, and expressly disclaim any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.